Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United Code)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Ener1, Inc., Florida corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

(1) The Annual Report on Form 10KSB for the year ended December 31, 2002, of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10K-Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 15 2003                       /s/ Larry L. Light
                                           -------------------------------------
                                           Larry L. Light
                                           President and Chief Executive Officer


Dated: April 15 2003                       /s/ R. Michael Brewer
                                           -------------------------------------
                                           R. Michael Brewer
                                           Chief Financial Officer






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